UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 1, 2006
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 3, 2006, Mariner Energy, Inc. (“Mariner”) issued a press release announcing Mariner’s 2005 results and providing 2006 guidance. A copy of the press release is attached as Exhibit 99.1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On April 1, 2006, the Board of Directors of Mariner increased the size of the Board from six to seven directors, and elected Alan R. Crain, Jr. to fill the vacancy. These actions were taken pursuant to the Agreement and Plan of Merger, dated as of September 9, 2005, among Forest Oil Corporation (“Forest”), SML Wellhead Corporation, Mariner and MEI Sub, Inc., as amended. Mariner and Forest mutually agreed upon Mr. Crain as the seventh director.
Mr. Crain was elected as a Class I director. Pursuant to Mariner’s certificate of incorporation regarding a director who is elected to fill a vacancy, Mr. Crain must stand for reelection at the next annual stockholders meeting for a term expiring at the 2009 annual stockholders meeting. Mr. Crain will serve on the Board’s nominating and corporate governance committee, and Mariner’s Board of Directors has determined that he is “independent” under the listing standards of the New York Stock Exchange and rules of the Securities and Exchange Commission.
Mr. Crain is Vice President and General Counsel of Baker Hughes Incorporated and has served in that capacity since October 2000. He was Executive Vice President, General Counsel and Secretary of Crown, Cork & Seal Company, Inc. from 1999 to 2000. He was Vice President and General Counsel from 1996 to 1999, and Assistant General Counsel from 1988 to 1996, of Union Texas Petroleum Holdings, Inc.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits.

No.	Description
2.1*	Agreement and Plan of Merger dated as of September 9, 2005 among Forest Oil Corporation, SML Wellhead Corporation, Mariner Energy, Inc. and MEI Sub, Inc. (incorporated by reference to Exhibit 2.1 to Mariner’s Registration Statement on Form S-4 (File No. 333-129096) filed on October 18, 2005).

2.2*	Letter Agreement dated as of February 3, 2006 among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc., and MEI Sub, Inc. amending the transaction agreements (incorporated by reference to Exhibit 2.2 to Amendment No. 3 to Mariner’s Registration Statement on Form S-4 (File No. 333-129096) filed on February 8, 2006).

2.3*	Letter Agreement, dated as of February 28, 2006, among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc. and MEI Sub, Inc. amending the transaction agreements (incorporated by reference to Exhibit 2.1 to Mariner’s Current Report on Form 8-K filed on March 3, 2006).

99.1	Press Release dated April 3, 2006.

*	Incorporated by reference as indicated

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: April 3, 2006	By:	/s/ Rick G. Lester
Rick G. Lester
Vice President, Chief Financial Officer and Treasurer

Exhibit Index

No.	Description
2.1*	Agreement and Plan of Merger dated as of September 9, 2005 among Forest Oil Corporation, SML Wellhead Corporation, Mariner Energy, Inc. and MEI Sub, Inc. (incorporated by reference to Exhibit 2.1 to Mariner’s Registration Statement on Form S-4 (File No. 333-129096) filed on October 18, 2005).

2.2*	Letter Agreement dated as of February 3, 2006 among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc., and MEI Sub, Inc. amending the transaction agreements (incorporated by reference to Exhibit 2.2 to Amendment No. 3 to Mariner’s Registration Statement on Form S-4 (File No. 333-129096) filed on February 8, 2006).

2.3*	Letter Agreement, dated as of February 28, 2006, among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc. and MEI Sub, Inc. amending the transaction agreements (incorporated by reference to Exhibit 2.1 to Mariner’s Current Report on Form 8-K filed on March 3, 2006).

99.1	Press Release dated April 3, 2006.

*	Incorporated by reference as indicated